EXHIBIT 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

                The undersigned Waddell & Reed Financial Services, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Wendy J. Hills, Mark P. Buyle and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Executive Vice President and its Secretary corporate seal to be affixed hereto on this 7th day of January, 2002.

Waddell & Reed Financial Services, Inc.

/s/ Henry J. Herrmann

Henry J. Herrmann
Executive Vice President

Attest: /s/ Daniel C. Schulte

Daniel C. Schulte
Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

                The undersigned Waddell & Reed, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Wendy J. Hills, Mark P. Buyle and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its President and its Secretary corporate seal to be affixed hereto on this 7th day of January, 2002.

Waddell & Reed, Inc.

/s/ Michael D. Strohm

Michael D. Strohm
President

Attest: /s/ Daniel C. Schulte

Daniel C. Schulte
Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

                The undersigned Waddell & Reed Investment Management Company, a corporation organized and existing under the laws of the State of Kansas, constitutes and appoints Wendy J. Hills, Mark P. Buyle and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Executive Vice President and its Secretary corporate seal to be affixed hereto on this 7th day of January, 2002.

Waddell & Reed Investment Management Company

/s/ Henry J. Herrmann

Henry J. Herrmann
President

Attest: /s/ Daniel C. Schulte

Daniel C. Schulte
Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

                The undersigned, Waddell & Reed Ivy Investment Company, a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Wendy J. Hills, Mark P. Buyle and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its President and its Secretary with its corporate seal to be affixed hereto on this 21st day of January, 2003.

Waddell & Reed Ivy Investment Company

/s/ Henry J. Herrmann

Henry J. Herrmann
President

Attest: /s/ Wendy J. Hills

Wendy J. Hills
Secretary